UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2022 (February 14, 2022)

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	83-1887078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660

Vancouver, Washington 98660

(Address of principal executive offices, including zip code)

(360) 980-8524

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 14, 2022, CytoDyn Inc. (the “Company”) entered into a Surety Bond Backstop Agreement (the “Backstop Agreement”) with David Fairbank Welch, both individually and in his capacity as trustee of a revocable trust, LRFA, LLC, a Delaware limited liability company, and certain other related parties (collectively, the “Indemnitors”). Pursuant to the Backstop Agreement, the Indemnitors have agreed to assist the Company in obtaining a surety bond (the “Surety Bond”) for posting in connection with the Company’s ongoing litigation with Amarex Clinical Research, LLC, by, among other things, agreeing to indemnify the issuer of the Surety Bond with respect to the Company’s obligations under the Surety Bond.

Under the Backstop Agreement, as consideration for the Company’s indemnity of the Surety Bond, the Company has agreed to (i) issue to 4-Good Ventures LLC, an affiliate of the Indemnitors (“4-Good Ventures”), a warrant for the purchase of 15,000,000 shares of the common stock, $0.001 par value per share, of the Company (the “Common Stock”), as a backstop fee (the “Initial Warrant”), (ii) issue to 4-Good Ventures an additional warrant for the purchase of 15,000,000 shares of Common Stock, which additional warrant may be exercised only if Indemnitors are required to make any payment to the issuer of the Surety Bond as a result of their indemnification (the “Make-Whole Warrant” and, together with the Initial Warrant, the “4-Good Warrants”), and (iii) if Indemnitors are required to make any payment to the issuer of the Surety Bond as a result of their indemnification, (A) within 90 days of payment by Indemnitors, reimburse Indemnitors for any amount paid by them to the issuer of the Surety Bond and (B) pay to Indemnitors an indemnification fee in an amount equal to 1.5 times the amount paid by Indemnitors to the issuer of the Surety Bond.

The Initial Warrant has a five-year term. The Make-Whole Warrant will be exercisable, if at all, beginning on the date that payment by the Indemnitors to the issuer of the Surety Bond is required (the “Commencement Date”) and ending on the later of (i) five years following the date of issuance of the Make-Whole Warrant and (ii) five years following the Commencement Date if such date occurs within two years following issuance of the 4-Good Warrants. The exercise price of the 4-Good Warrants is $0.30 per share. The payment obligations of the Company to the Indemnitors under the Backstop Agreement bear interest at 10% per annum and are secured by substantially all of the patents of the Company.

Under the Backstop Agreement, on or before the 120th day following the date of issuance of the 4-Good Warrants, the Company will use commercially reasonable efforts to file a Registration Statement on Form S-3 with the Securities and Exchange Commission (the “SEC”) that is intended to register for resale the shares underlying the 4-Good Warrants.

The foregoing description of the Backstop Agreement and 4-Good Warrants is not complete and is qualified in its entirety by reference to the complete text of the Backstop Agreement, Initial Warrant, and Make-Whole Warrant, copies of which are filed as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

Item 3.02	Unregistered Sale of Equity Securities.

The Company is providing this disclosure under Item 3.02 because, as of February 14, 2022, its unregistered sales of equity securities, in the aggregate, exceeded 1% of the shares of its Common Stock outstanding as of January 25, 2022, the date of its last report under Item 3.02.

4-Good Warrants

The information contained in Item 1.01 is hereby incorporated by reference into this Item 3.02 in its entirety. The Company relied on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of the 4-Good Warrants.

Private Placement of Common Stock and Warrants

On February 14, 2022, the Company issued to accredited investors in a private placement a total of 560,000 shares of Common Stock, together with warrants to purchase a total of 280,000 shares of Common Stock at an exercise price of $0.45 per share. The securities were issued with a combined purchase price of $0.45 per fixed combination of one share of Common Stock and one-half of one warrant to purchase one share of Common Stock, for total gross proceeds to the Company of $252,000. The warrants have a five-year term and are immediately exercisable.

Additionally, on February 14, 2022, the Company issued to three accredited investors in a private placement a total of 5,000,000 shares of Common Stock, together with warrants to purchase a total of 2,500,000 shares of Common Stock at an exercise price of $0.40 per share. The warrants have a five-year term and are immediately exercisable. The securities were issued with a combined purchase price of $0.40 per fixed combination of one share of Common Stock and one-half of one warrant to purchase one share of Common Stock, for total gross proceeds to the Company of $2,000,000. In connection with and as additional consideration for the purchases, the Company agreed with two investors to issue an additional 611,111 shares of Common Stock, effectively lowering the purchase price of 500,000 shares plus related warrants previously purchased by the investor to $0.45 per unit, and to replace warrants to purchase a total of 1,134,544 shares at an exercise price of $1.00 per share with warrants to purchase 1,266,000 shares at an exercise price of $1.00 per share and warrants to purchase 250,000 shares at an exercise price of $0.45 per share. The Company agreed with the third investor to issue an additional 100,000 shares of Common Stock, effectively lowering the purchase price of 1,000,000 shares plus 250,000 warrants previously purchased by the investor from $1.10 to $1.00 per unit, and to replace warrants to purchase a total 250,000 shares at an exercise price of $1.10 per share with warrants to purchase 330,000 shares at an exercise price of $1.00 per share. The subscription agreements with the three investors also provide that, by June 14, 2022, the Company will use commercially reasonable efforts to file a Registration Statement on Form S-3 with the SEC that is intended to register for resale the shares purchased by the investors, as well as the shares underlying the related warrants.

The subscription agreements, other than as modified to reflect the terms described above and to update the representations, warranties and other information regarding the Company included therein, were substantially similar to the form of subscription agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 23, 2021. The warrants, other than as described above, were substantially similar to the form of warrant filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 7, 2021. The foregoing summary of the terms of the subscription agreements and warrants is subject to, and qualified in its entirety by, such documents.

The representations, warranties and covenants contained in the subscription agreements were made solely for the benefit of the parties to the subscription agreements. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the subscription agreements and not as statements of fact, and (ii) may apply standards of materiality that are different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the subscription agreements generally do not provide investors with other factual information regarding the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of each subscription agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

The Company relied on the exemption from registration afforded by Rule 506 of Regulation D and Section 4(a)(2) of the Securities Act in connection with the sales of securities to accredited investors in the private placement.

Consultant Warrant

On February 16, 2022, the Company issued to a third-party consultant as consideration for services a warrant (the “Consultant Warrant”) to purchase 25,000 shares of Common Stock at an exercise price of $1.04 per share and with a term expiring on December 6, 2031. The Consultant Warrant is fully exercisable as to 15,000 shares, and will become exercisable as to the remaining 10,000 shares beginning December 6, 2022, subject to forfeiture if the consultant ceases to provide services to the Company prior to that date. Except as described above, the terms of the Consultant Warrant are substantially similar to those set forth in the form of consultant warrant filed as Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on June 22, 2017; the foregoing summary is subject to, and qualified in its entirety by, such document. The Company relied on the exemption from registration afforded by Section 4(a)(2) of the Securities Act in connection with the issuance of the Consultant Warrant.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Initial Warrant

4.2	Form of Make-Whole Warrant

10.1	Surety Bond Backstop Agreement dated February 14, 2022, among the Company and certain parties named therein (the Company agrees to furnish a copy of Schedule 3, which has been omitted, supplementally to the SEC upon request)

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTODYN INC.

Date: February 17, 2022	By	/s/ Antonio Migliarese
Antonio Migliarese Chief Financial Officer and Interim President